PROSPECTUS
                                                               October 1, 1997


                              DEAN FAMILY OF FUNDS
                              2480 Kettering Tower
                               Dayton, Ohio 45423
==============================================================================

The Dean Family of Funds currently offers four separate series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (individually a "Fund" and collectively the "Funds").

The LARGE CAP VALUE FUND seeks to provide growth of capital over the long-term by investing primarily in the common stocks of large companies.

The SMALL CAP VALUE FUND seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The BALANCED FUND seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The INTERNATIONAL VALUE FUND seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

Each Fund offers two classes of shares: Class A shares (sold subject to a maximum 5.25% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets).

C.H. Dean & Associates, Inc., dba Dean Investment Associates, 2480 Kettering Tower, Dayton, Ohio 45423 ("Dean Investment Associates"), serves as investment adviser to the Funds. Dean Investment Associates is an independent investment counsel firm which has been advising individual, institutional and corporate clients since 1973. The firm manages approximately $4.0 billion for clients worldwide. Currently, Dean Investment Associates has 100 employees which includes 7 Chartered Financial Analysts (CFA), 10 Certified Public Accounts
(CPA) and 3 PhDs. Dean Investment Associates is Dayton, Ohio's largest independent investment manager.

This Prospectus sets forth concisely the information about the Funds that potential investors should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated October 1, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below


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For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)............................................888-899-8343
Cincinnati........................................................513-629-2285

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

EXPENSE INFORMATION
==============================================================================

                                                           CLASS A   CLASS C
Shareholder Transaction Expenses                           SHARES     SHARES
Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)..................... 5.25%      None
Maximum Contingent Deferred Sales Load
   (as a percentage of original purchase price) ...........  None *   1.00%
Sales Load Imposed on Reinvested Dividends.................  None      None
Exchange Fee...............................................  None      None
Redemption Fee.............................................  None **   None **

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of up to 1.00% if a redemption occurred within 12 months of purchase and a commission was paid by the Underwriter to a participating unaffiliated dealer. See "How to Redeem Shares".
** A wire transfer fee is charged in the case of redemptions made by wire.
   Such fee is subject to change and is currently $8. See "How to Redeem
   Shares".

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                                                                              TOTAL FUND
                                                                                              OPERATING
                                  MANAGEMENT FEES                           OTHER              EXPENSES
                                (AFTER WAIVERS)(A)    12B-1 FEES(B)       EXPENSES          (AFTER WAIVERS) (C)
---------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class A Shares                   .75%                  .25%              .85%                 1.85%
   Class C Shares                   .75%                 1.00%              .85%                 2.60%

SMALL CAP VALUE FUND
   Class A Shares                   .75%                  .25%              .85%                 1.85%
   Class C Shares                   .75%                 1.00%              .85%                 2.60%

BALANCED FUND
   Class A Shares                   .75%                  .25%              .85%                 1.85%
   Class C Shares                   .75%                 1.00%              .85%                 2.60%

INTERNATIONAL VALUE FUND
   Class A Shares                   .75%                  .25%             1.10%                 2.10%
   Class C Shares                   .75%                 1.00%             1.10%                 2.85%

(A)Absent waivers, management fees would be 1.00% for the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% for the International Value Fund.
(B)Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.
(C)Absent waivers of management fees, total Fund operating expenses would be 2.10% for Class A shares and 2.85% for Class C shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 2.60% for Class A shares and 3.35% for Class C shares of the International Value Fund.

The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing "Other Expenses" are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                         LARGE CAP VALUE FUND
                         SMALL CAP VALUE FUND             INTERNATIONAL
                             BALANCED FUND                 VALUE FUND
                          CLASS A    CLASS C           CLASS A    CLASS C
                          SHARES     SHARES            SHARES     SHARES
                          ----------------------------------------------
           1 Year         $   70     $   26            $  74      $   39
           3 Years           108         81              119          88

FINANCIAL HIGHLIGHTS
==============================================================================

The following information, which is unaudited, is an integral part of the Funds' financial statements and should be read in conjunction with the financial statements. The financial statements as of August 31, 1997 appear in the Statement of Additional Information of the Funds, which can be obtained at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 888-899-8343) or by writing to the Funds at the address on the front of this Prospectus.

                                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                      LARGE CAP                  SMALL CAP
                                      VALUE FUND                 VALUE FUND                 BALANCED FUND
                                 CLASS A      CLASS C       CLASS A       CLASS C      CLASS A       CLASS C
----------------------------------------------------------------------------------------------------------------------------------
                          PERIOD             PERIOD               PERIOD             PERIOD              PERIOD             PERIOD
                           ENDED              ENDED                ENDED              ENDED               ENDED              ENDED
                AUG. 31, 1997(A)   AUG. 31, 1997(A)     AUG. 31, 1997(A)   AUG. 31, 1997(A)    AUG. 31, 1997(A)  AUG. 31, 1997 (A)
                     (UNAUDITED)        (UNAUDITED)          (UNAUDITED)        (UNAUDITED)         (UNAUDITED)        (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period..$      10.00     $     10.76         $     10.00        $      10.95        $     10.00        $      10.71
                       ------------     -----------         -----------        ------------        -----------        ------------
Income from
 investment
 operations:
   Net investment
     income............        0.02            0.00                0.02                  --               0.05                  --
   Net realized and
     unrealized gains
     (losses) on
     investments.......        0.69           (0.07)               1.25                0.31               0.63               (0.06)
                       ------------     -----------         -----------        ------------        -----------        ------------
Total from investment
  operations...........        0.71           (0.07)               1.27                0.31               0.68               (0.06)
                       ------------     -----------         -----------        ------------        -----------        ------------

Less distributions:
   Dividends from net
    investment income..       (0.01)             --                  --            --                    (0.03)                 --
   Distributions from
    net realized gains.          --              --                  --            --                       --                  --
                       ------------     -----------         -----------        ------------        -----------        ------------
Total distributions....      (0.01)              --                  --            --                    (0.03)                 --
                       ------------     -----------         -----------        ------------        -----------        ------------

Net asset value
 at end of period......$      10.70     $     10.69         $     11.27        $      11.26        $     10.65        $      10.65
                       ============     ===========         ===========        ============        ===========        ============

Total return (B) ......       7.11%         (0.65)%              12.70%               2.83%              6.86%             (0.56)%
                       ============     ===========         ===========        ============        ===========        ============

Net assets at
 end of period.........$  6,704,634     $     5,869         $14,800,643        $    137,339        $ 6,783,871        $    192,093
                       ============     ===========         ===========        ============        ===========        ============

Ratio of expenses to
 average net assets:
   Before waiver of
    fees by Adviser....       2.82%           3.51%               2.12%               2.86%              2.80%               3.54%
                       ============     ===========         ===========        ============        ===========        ============

   After waiver of
    fees by Adviser....       1.82%           2.51%               1.80%               2.54%              1.80%               2.54%
                       ============     ===========         ===========        ============        ===========        ============

Ratio of net investment
 income (loss) to
 average net assets (C)..     0.63%         (1.47)%               0.83%             (0.16)%              2.06%               0.68%

Portfolio turnover
 rate (C)..............         20%             20%                 51%                 51%                44%                 44%

Average commission
 rate per share........$    0.0600      $    0.0600         $    0.0600        $     0.0600       $     0.0600        $     0.0600

(A)Represents the period from the initial public offering of shares (May 28, 1997 for Class A shares of each Fund) through August 31, 1997. The initial public purchase of shares was August 1, 1997 for Class C shares of the Small Cap Value Fund and the Balanced Fund, and August 19, 1997 for Class C shares of the Large Cap Value Fund.
(B)The total returns shown do not include the effect of applicable sales loads.
(C)Annualized.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
==============================================================================

The Dean Family of Funds (the "Trust") is comprised of four Funds, each with its own portfolio and investment objective. None of the Funds is intended to be a complete investment program, and there is no assurance that the investment objective of any Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether such Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Known primarily for its balanced approach to managing money, Dean Investment Associates strives to generate superior risk-adjusted returns over full market cycles. Dean Investment Associates also has 25 years experience in managing equities via the "value" approach. The "value" approach is a disciplined, prudent approach to equity management that attempts to provide superior capital appreciation on a risk-adjusted basis by investing in equities which are out-of-favor, neglected or misunderstood. The goal is to choose those equities that appear to have the greatest margin of safety.


LARGE CAP VALUE FUND
The Large Cap Value Fund seeks to provide growth of capital over the long-term by investing primarily in the common stocks of large companies. A "large company" is one which has a market capitalization of greater than $750 million at the time of investment. Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks of large companies or securities convertible into common stocks of large companies (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, are determined by Dean Investment Associates to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

The stock selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield. As indicated above, companies in whose securities the Fund may invest will predominantly have large capitalizations in terms of total market value. Usually, but not always, the stocks of such companies are traded on major stock exchanges. Such stocks are usually very liquid, but there may be periods when a particular stock or stocks in general become substantially less liquid. Such periods are usually, but not always, brief and care will be taken by Dean Investment Associates to minimize the overall liquidity risk of the Fund's portfolio.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates. As a result, the return and net asset value of the Fund will fluctuate.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts. For a discussion of these transactions, see "Additional Investment Information."

When Dean Investment Associates believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of Dean Investment Associates it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. See "Additional Investment Information" for a discussion of these transactions. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees.


SMALL CAP VALUE FUND
The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies. A "small company" is one which has a market capitalization of $750 million or less at the time of investment. Under normal circumstances, the Fund will invest at least 65% of its total assets in the common stocks of small companies or securities convertible into common stocks of small companies (such as convertible bonds, convertible preferred stocks and warrants). However, the Fund may invest a portion of its assets in common stocks of larger companies. The Fund may invest in preferred stocks & bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, are determined by Dean Investment Associates to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of Dean Investment Associates. As a result, the return and net asset value of the Fund will fluctuate.

The stock selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield. The Fund may invest a significant portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts. For a discussion of these transactions, see "Additional Investment Information".

When Dean Investment Associates believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of Dean Investment Associates it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. See "Additional Investment Information" for a discussion of these transactions. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees.


BALANCED FUND
The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market obligations. Under normal circumstances, the asset mix of the Fund will normally range between 40-75 percent in common stocks and securities convertible into common stocks, 25-60 percent in preferred stocks and bonds, and 0-25 percent in money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.

Because the Fund intends to allocate its assets among equity securities, fixed-income securities and money market instruments, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, since a portion of the Fund's portfolio will normally consist of fixed-income securities and/or money market instruments, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. It should be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than money market instruments.

The Fund attempts to achieve growth of capital through its investments in equity securities. The equity securities that the Fund may purchase consist of common stocks or securities having characteristics of common stocks (such as convertible preferred stocks, convertible debt securities or warrants) of domestic issuers. The equity selection approach of the Fund can best be described in the vernacular of the investment business as a "value" orientation. That is, great emphasis is placed on purchasing stocks that have lower than market multiples of price to earnings, book value, cash flow and revenues and/or high dividend yield.

The Fund attempts to earn current income and at the same time achieve moderate growth of capital and/or reduce fluctuation in the net asset value of its shares by investing a portion of its assets in fixed-income securities. The fixed-income securities that the Fund may purchase include U.S. Government obligations and corporate debt securities (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stocks of domestic issuers rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, which are determined by Dean Investment Associates to be of comparable quality. Preferred stocks and fixed-income securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

Investments in fixed-income and equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of Dean Investment Associates. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

The Fund also attempts to earn current income and reduce fluctuation in the net asset value of its shares by investing a portion of its assets in money market instruments. The money market instruments that the Fund may purchase consist of short-term (i.e., maturing in one year or less from the date of purchase) dollar-denominated debt obligations which (i) are U.S. Government obligations,
(ii) are issued by domestic banks, or (iii) are issued by domestic corporations, if such corporate debt obligations have been rated at least Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group ("S&P"), or have an outstanding issue of debt securities rated at least A by Moody's or S&P, or are of comparable quality in the opinion of Dean Investment Associates. Money market instruments also include repurchase agreements collateralized by U.S. Government obligations and shares of money market investment companies. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees. When Dean Investment Associates believes substantial price risks exist for equity securities and/or fixed-income securities because of uncertainties in the investment outlook or when in the judgment of Dean Investment Associates it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold greater than 25% of its assets in money market instruments for defensive purposes.

Investors should be aware that the investment results of the Fund depend upon the ability of Dean Investment Associates to correctly anticipate the relative performance and risk of equity securities, fixed-income securities and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. There can be no assurance that Dean Investment Associates will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in stocks during a significant stock market advance or if a major portion were invested in stocks during a major decline.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, Dean Investment Associates will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. For a discussion of these transactions, see "Additional Investment Information."


INTERNATIONAL VALUE FUND
The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies. Generally, the stocks purchased by the Fund are issued by companies located in the United Kingdom, Continental Europe and the Pacific Basin, including Japan, Singapore, Malaysia, Hong Kong and Australia. Under normal market conditions, investments will be made in a minimum of three countries other than the United States.

Dean Investment Associates has retained Newton Capital Management Ltd. ("Newton Capital") to manage the investments of the International Value Fund. Individual stock selection decisions are based upon Newton's assessment of value based on fundamental research. Fundamental research includes a review of capitalization and valuation measures. Stocks are chosen that Newton Capital believes sell at a discount to the company's true economic value. The stock selection process includes a review of enterprise value to sales; price/earnings relative to the local market; dividend coverage; dividend yield relative to the local market; and price to free cash flow. Preference is given to companies with strong balance sheets and histories of consistent profitability. This strategic framework guides the managers towards the sectors and company characteristics that they believe will lead to future out-performance of the Europe, Australia and Far East Index compiled by Morgan Stanley Capital International.

Over the longer term, stocks are selected which will be able to deliver superior earnings and dividend growth. This will often reflect the company's market position and pricing power. Newton Capital looks for either a dominant position in a competitive market or a well protected niche. The goal is to be able to invest in these companies at valuation levels which do not reflect their future prospects so a wider view is used when analyzing a company's potential. Response to different phases of the market and economic cycle will be made, for instance, through varying the Fund's exposure to more cyclical companies ahead of an expected economic recovery. Other, more specific criteria will also generate some stock selection decisions.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in the common stocks of foreign companies and securities convertible into the common stocks of foreign companies (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in preferred stocks and bonds provided they are rated at the time of purchase in the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or
BBB) or, if unrated, are determined by Dean Investment Associates to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below Baa or BBB. Dean Investment Associates will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security. See the Statement of Additional Information for a description of ratings.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of Newton Capital. As a result, the return and net asset value of the Fund will fluctuate.

Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Depository receipts that are not sponsored by the issuer may be less liquid. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The Fund presently intends to limit its investments in emerging market countries to no more than 10% of its net assets.

The Trust has approved the use of certain options and futures strategies for the Fund, including the purchase and sale of options on equity securities, stock indices and futures contracts and the purchase and sale of stock index futures contracts and forward currency exchange contracts. For a discussion of these transactions, see "Additional Investment Information."

When Newton Capital believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of Newton Capital it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund is also permitted to lend its securities and to borrow money and pledge its assets in connection therewith. See "Additional Investment Information" for a discussion of these transactions. The Fund will not invest more than 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees.

ADDITIONAL INVESTMENT INFORMATION
OPTIONS AND FUTURES. Each Fund may write covered call and covered put options on equity securities that the particular Fund is eligible to purchase. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash, U.S. Government obligations or other high-quality debt securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Funds may also write straddles (combinations of puts and calls on the same underlying security). A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Funds the credit risk that the counterparty will fail to honor its obligations. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Each Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. A Fund may purchase call options on securities or on relevant stock indices to hedge against an increase in the value of securities that the Fund wants to buy sometime in the future. The premium paid for the call option and any transaction costs will increase the cost of securities acquired, upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless.

The Funds may purchase either exchange-traded or over-the-counter options on securities. A Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

The Funds may purchase and sell futures contracts to hedge against changes in prices. The Funds will not engage in futures transactions for speculative purposes. A Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in a Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

FORWARD CURRENCY EXCHANGE CONTRACTS. The International Value Fund may enter into forward currency exchange contracts. When Newton Capital believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Value Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the International Value Fund between trade and settlement dates resulting from changes in such rates.

U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the judgment of the investment adviser, most creditworthy primary U.S. Government securities dealers. Each Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper within the two top ratings of either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2), or which, in the opinion of the investment adviser is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the investment adviser, such note is liquid.

WHEN-ISSUED SECURITIES. Obligations issued on a when-issued or to-be-announced basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Funds will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Funds will purchase securities on a when-issued basis or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.

Purchases of securities on a when-issued or to-be-announced basis are subject to market fluctuations and their current value is determined in the same manner as other portfolio securities. When effecting such purchases for a Fund, a segregated account of cash or liquid securities of the Fund in an amount sufficient to make payment for the portfolio securities to be purchased will be maintained with the Fund's Custodian at the trade date and valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the Fund's segregated assets will equal the amount of the Fund's commitments to purchase when-issued obligations and securities on a to-be-announced basis. A Fund's purchase of securities on a when-issued or to-be-announced basis may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date or if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

BORROWING AND PLEDGING. Each Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Funds' present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

LENDING PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Although each of the Funds does have the ability to make loans of all of its portfolio securities, it is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

PORTFOLIO TURNOVER. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the investment adviser. Although the annual portfolio turnover rate of each of the Funds cannot be accurately predicted, it is not expected to exceed 100% with respect to any of the Funds, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that a Fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. A Fund will not qualify as a regulated investment company if it derives 30% or more of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").


HOW TO PURCHASE SHARES
==============================================================================

The initial investment in a Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Funds may, in Dean Investment Associates' sole discretion, accept certain accounts with less than the stated minimum initial investment. Investors may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, 2480 Securities LLC (the "Underwriter"). Investors may also make an initial investment directly by sending a check and a completed account application to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354 (the "Transfer Agent"). Checks should be made payable to the "Large Cap Value Fund", the "Small Cap Value Fund", the "Balanced Fund" or the "International Value Fund", whichever is applicable. An account application is included in this Prospectus. Additional shares may be purchased through the Open Account Program described below.

The Trust mails investors a confirmation of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Underwriter reserve the right to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

Should an order to purchase shares be canceled because the check does not clear, the investor will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Funds over a period of years and permits the automatic reinvestment of dividends and distributions of the Funds in additional shares without a sales load.

Under the Open Account Program, the investor may purchase and add shares to his or her account at any time either through a securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the applicable Fund.

Under the Open Account Program, investors may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-899-8343; in Cincinnati call 629-2285) for instructions. The bank may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

Each additional purchase request must contain the name of the account and the account number to permit proper crediting to the account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Funds to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.


SALES LOAD ALTERNATIVES
Each Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of a Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a specific class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee (see "Distribution Plans").

The Funds' alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his or her shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Funds with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

As an illustration, investors who qualify for significantly reduced sales loads, as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, despite being subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 5.25% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 6 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 6 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

In addition to the compensation otherwise paid to securities dealers, the Underwriter may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.


                                 CLASS A SHARES
Class A shares are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

The public offering price of Class A shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                                                                              Dealer
                                                                                            Reallowance
                                                       Sales Load as % of:                   as % of
                                                  Public                 Net                  Public
                                                 Offering               Amount               Offering
Amount of Investment                               Price               Invested                Price
Less than $25,000                                  5.25%                 5.54%                 4.75%
$25,000 but less than $50,000                      4.75                  4.99                  4.25
$50,000 but less than $100,000                     4.00                  4.17                  3.50
$100,000 but less than $250,000                    3.25                  3.36                  2.75
$250,000 but less than $500,000                    2.50                  2.56                  2.25
$500,000 but less than $1,000,000                  2.25                  2.30                  2.00
1,000,000 or more                                  None*                 None*                 None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of up to 1.00% may apply with respect to Class A shares if a commission was paid by the Underwriter to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Funds may be deemed to be underwriters under the Securities Act of 1933. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

For initial purchases of Class A shares of the Funds of $1,000,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of 1.00% of such purchases from $1 million to $3 million, .75% of such purchases from $3 million to $5 million and .50% of such purchases in excess of $5 million of the purchase amount may be paid by the Underwriter to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated. Dealers should contact the Underwriter concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds will not qualify for payment of the dealer's commission, unless such exchange is from a fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Dean Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made of shares of any Fund in the Dean Family of Funds pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Banks, bank trust departments and savings and loan associations, and employees of such institutions, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Funds at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

In addition, Class A shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees. Clients of investment advisers and financial planners may also purchase Class A shares of the Funds at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Underwriter. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

Class A shares may also be purchased at net asset value by organizations which qualify under section 501(c)(3) of the Internal Revenue Code as exempt from Federal income taxes, their employees, alumni and benefactors, and family members of such individuals.

Trustees, directors, officers and employees of the Trust, Dean Investment Associates, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Funds at net asset value.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .75% or .50% depending on the amount of purchase) as applied to the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

Redemptions of such Class A shares of the Funds held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege".

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

ADDITIONAL INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.


                                 CLASS C SHARES
Class C shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day. A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

            Year Since Purchase                Contingent Deferred
             Payment was Made                      Sales Load
            -------------------                -------------------
                First Year                             1%
                Thereafter                            None

In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

All sales loads imposed on redemptions are paid to the Underwriter. The Underwriter intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares.

The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.


SHAREHOLDER SERVICES
==============================================================================

Contact the Transfer Agent (Nationwide call toll-free 888-899-8343; in Cincinnati call 629-2285) for additional information about the shareholder services described below.


AUTOMATIC WITHDRAWAL PLAN
If the shares in an account have a value of at least $5,000, the shareholder may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.


TAX-DEFERRED RETIREMENT PLANS
Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

         --  Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

DIRECT DEPOSIT PLANS
Shares of the Funds may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.


AUTOMATIC INVESTMENT PLAN
Shareholders may make automatic monthly investments in a Fund from their bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. A shareholder's depository institution may impose its own charge for debiting an account which would reduce the return from an investment in the Funds.


REINVESTMENT PRIVILEGE
If a shareholder has redeemed shares of a Fund, he or she may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.


HOW TO REDEEM SHARES
==============================================================================

Shareholders may redeem shares of a Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the account number. The request must be signed exactly as the shareholder's name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, the shareholder's signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Shareholders may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. Shareholders will receive the net asset value per share next determined after receipt by the Transfer Agent of the wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

If the instructions request a redemption by wire, the shareholder will be charged an $8 processing fee by the Funds' custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from the shareholder's account by redemption of shares in the account. The shareholder's bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in the shareholder's account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about
ACH transactions.

A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares".

Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, shareholders may purchase shares of the Funds by certified check or wire.

The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require shareholders to close an account if at any time the value of the shares in the account is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification of the Trust's intention to close an account, the shareholder will be given thirty days to increase the value of the account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.


EXCHANGE PRIVILEGE
==============================================================================

Shares of the Funds may be exchanged for each other or for the following series of Countrywide Investment Trust:

       Short Term Government Income Fund -- a money market fund which invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital.

       Intermediate Term Government Income Fund -- invests in intermediate term U.S. Government obligations and seeks high current income, consistent with protection of capital. Capital appreciation is a secondary objective.

Class A shares of a Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other Fund, for shares of the Short Term Government Income Fund and for shares of the Intermediate Term Government Income Fund (provided such shares are not subject to a contingent deferred sales load).

Class C shares of a Fund, as well as Class A shares of a Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other Fund subject to a contingent deferred sales load, for shares of the Short Term Government Income Fund and for any shares of the Intermediate Term Government Income Fund subject to a contingent deferred sales load. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in the Short Term Government Income Fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. Shareholders may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 2480 Kettering Tower, Dayton, Ohio 45423. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain more information about exchanges among the Funds.


DIVIDENDS AND DISTRIBUTIONS
===============================================================================

The Large Cap Value Fund, the Balanced Fund and the International Value Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

        Share Option  -- income distributions and capital gains distributions reinvested in additional shares.

        Income Option -- income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

        Cash Option   -- income distributions and capital gains distributions
                         paid in cash.

The choice of option should be indicated on the application. If no option is specified, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If the Income Option or the Cash Option is selected and the U.S. Postal Service cannot deliver the checks or if the checks remain uncashed for six months, dividends may be reinvested in the account at the then-current net asset value and the account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

An investor who has received in cash any dividend or capital gains distribution from any Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.


TAXES
==============================================================================

Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the Fund's net income, a portion of the income may be classified as a return of capital (which will lower a shareholder's tax basis). If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in a shareholder's taxable income. However, a shareholder may be able to claim an offsetting tax credit or itemized deduction on his return for his portion of foreign taxes paid by the Fund. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long a shareholder has held Fund shares. Redemptions and exchanges of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.


OPERATION OF THE FUNDS
==============================================================================

The Funds are diversified series of the Dean Family of Funds, an open-end management investment company organized as an Ohio business trust on December 18, 1996. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Dean Investment Associates, 2480 Kettering Tower, Dayton, Ohio, to manage the Funds' investments. Dean Investment Associates is an independent investment counsel firm which has been advising individual, institutional and corporate clients since 1973. Dean Investment Associates currently provides investment advisory services to three registered investment companies which serve as underlying vehicles for variable annuity insurance products. The firm manages approximately $4.0 billion for clients worldwide. Currently, Dean Investment Associates has 100 employees which includes 7 Chartered Financial Analysts (CFA), 10 Certified Public Accounts (CPA) and 3 PhDs. Dean Investment Associates is Dayton, Ohio's largest independent investment manager. The controlling shareholder of Dean Investment Associates is Chauncey H. Dean.

The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pays Dean Investment Associates a fee for its services equal to the annual rate of 1.00% of the average value of its daily net assets. The International Value Fund pays Dean Investment Associates a fee for its services equal to the annual rate of 1.25% of the average value of its daily net assets. As the owner of greater than 25% of its shares, Chauncey H. Dean may be deemed to control each of the Funds.

Dirk H. Van Dijk and Arvind K. Sachdeva are primarily responsible for managing the portfolio of the Large Cap Value Fund. Mr. Van Dijk is currently Senior Equity Analyst and has been employed by Dean Investment Associates since 1994. He previously was an Equity Analyst with Bartlett & Co., an investment adviser. Mr. Sachdeva is currently Director of Research and has been employed by Dean Investment Associates in various capacities since 1993. He previously was a portfolio manager for Carillon Advisers, an investment management firm.

Dirk H. Van Dijk and Amit Dugar are the persons primarily responsible for managing the portfolio of the Small Cap Value Fund. Mr. Dugar has been employed by Dean Investment Associates as an Equity Analyst since 1994. He formerly was a Quantitative Analyst with Renaissance Investment Management, an investment adviser.

Arvind K. Sachdeva, James C. Hunter, David S. Oda and James G. Tillar are primarily responsible for managing the portfolio of the Balanced Fund. Mr. Hunter has been employed as an Equity Analyst by Dean Investment Associates since 1993. He previously was a Security Analyst for Star Bank, N.A. Mr. Oda, Senior Fixed Income Analyst, has been employed by Dean Investment Associates since 1990. Mr. Tillar, Assistant Vice President, has been employed by Dean Investment Associates since 1987.

Newton Capital Management Ltd., 71 Queen Victoria Street, London, England EC4V 4DR ("Newton Capital"), has been retained by Dean Investment Associates to manage the investments of the International Value Fund. Newton Capital is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. Newton Capital is affiliated with Newton Investment Management Ltd., an English investment advisory firm which has been managing assets for institutional investors, mutual funds and individuals since 1977. Dean Investment Associates (not the Fund) pays Newton Capital a fee for its services equal to the rate of .50% of the average value of the Fund's daily net assets.

Paul Butler is International Equities Director for Newton Capital Management and is primarily responsible for managing the portfolio of the International Value Fund. Paul graduated from Cambridge University in 1986 with a degree in Natural Sciences and joined Newton in 1987. Paul worked as an International Equities analyst for five years before becoming a Portfolio Manager in 1992. In 1993, Paul was appointed as a director of Newton and promoted to his current position as Director of International Equities.

The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

2480 Securities LLC, 2480 Kettering Tower, Dayton, Ohio (the "Underwriter"), an affiliate of Dean Investment Associates, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds.

The Trust retains Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354 (the "Transfer Agent"), to serve as the Funds' transfer agent, dividend paying agent and shareholder servicing agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in residential mortgage lending.

The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained to provide administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. Each Fund pays the Transfer Agent a fee for these administrative services at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and
 .05% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $1,000 per month with respect to each Fund.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, Dean Investment Associates, and with respect to the International Value Fund, Newton Capital, may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 (the "1940 Act") and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, Dean Investment Associates, Newton Capital or the Underwriter.

Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interests of a particular Fund. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.


DISTRIBUTION PLANS
==============================================================================

CLASS A SHARES. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a plan of distribution (the "Class A Plan") under which the Funds' Class A shares may directly incur or reimburse the Underwriter for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' Class A shares.

Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Underwriter and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of each Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Underwriter after the date the Class A Plan terminates.

CLASS C SHARES. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of a Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of Fund shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed .75% per annum of a Fund's average daily net assets allocable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' Class C shares.

Pursuant to the Class C Plan, the Funds may make payments to dealers and other persons, including the Underwriter and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Underwriter after the date the Class C Plan terminates. The Underwriter may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.


CALCULATION OF SHARE PRICE AND PUBLIC
OFFERING PRICE
==============================================================================

On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. Securities held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of the Fund may be significantly affected by trading on days when the Trust is not open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
==============================================================================

From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of Dean Investment Associates' or Newton Capital's view of current or past market conditions or historical trends.

LOGO:
DEAN FAMILY OF FUNDS

                                   Prospectus
                                 October 1, 1997
DEAN Family of Funds
2480 Kettering Tower
Dayton, Ohio 45423

BOARD OF TRUSTEES
Victor S. Curtis
Chauncey H. Dean
Robert D. Dean
Frank J. Perez
Dr. David H. Ponitz
Frank H. Scott
Gilbert P. Williamson

INVESTMENT ADVISER
C.H. DEAN & ASSOCIATES, INC.
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343
Cincinnati: 513-629-2285


TABLE OF CONTENTS

===============================================================================
Expense Information..............................2
Financial Highlights.............................4
Investment Objectives, Investment Policies
     and Risk Considerations.....................5
How To Purchase Shares..........................14
Shareholder Services............................19
How To Redeem Shares............................20
Exchange Privilege..............................21
Dividends and Distributions.....................22
Taxes...........................................22
Operation of the Funds..........................23
Distribution Plans..............................25
Calculation of Share Price and
     Public Offering Price......................26
Performance Information.........................27

===============================================================================
No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

DEAN FAMILY OF FUNDS
ACCOUNT APPLICATION (Check appropriate Fund)

o  LARGE CAP VALUE FUND CLASS A SHARES (D0)          $_________________
o  LARGE CAP VALUE FUND CLASS C SHARES (D1)
o  SMALL CAP VALUE FUND CLASS A SHARES (D2)          $_________________
o  SMALL CAP VALUE FUND CLASS C SHARES (D3)
o  BALANCED FUND CLASS A SHARES (D4)                 $_________________
o  BALANCED FUND CLASS C SHARES (D5)
o  INTERNATIONAL VALUE FUND CLASS A SHARES (D6)      $_________________
o  INTERNATIONAL VALUE FUND CLASS C SHARES (D7)

Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354_________

                    ACCOUNT NO.        D___ -_________________________________
                                                 (For Fund Use Only)

FOR BROKER/DEALER USE ONLY
Firm Name:________________________________________________
Home Office Address:______________________________________
Branch Address:___________________________________________
Rep Name & No.:___________________________________________
Rep Signature:____________________________________________
Principal Signature:______________________________________

==============================================================================

o Check or draft enclosed payable to the Fund(s) designated above ($1,000 minimum).

o  Bank Wire From: ___________________________________________________________

o  Exchange From:_____________________________________________________________
                 (Fund Name)                             (Fund Account Number)

ACCOUNT NAME                                                  S.S. #/TAX I.D.#

----------------------------------------------------     ---------------------
Name of Individual, Corporation,       Date of Birth     (In case of custodial
Organization,                                            account please list
or Minor, etc.                                           minor's S.S.#)

_____________________________________________________     Citizenship:
Name of Joint Tenant, Partner,         Date of Birth      o  U.S.
Custodian                                                 o  Other____________


ADDRESS                                                   PHONE

-----------------------------------------------------     (    )--------------
  Street or P.O. Box                                       Business Phone

-----------------------------------------------------     (    )--------------
  City                     State       Zip                 Home Phone

Check Appropriate Box: o Individual  o Joint Tenant (Right of Survivorship
                       Presumed)  o Partnership  o Corporation  o Trust
                       o Custodial  o Non-Profit  o Other

Occupation and Employer Name/Address__________________________________________

Are you an associated person of an NASD member?   o  Yes    o  No
==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
==============================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o  Share Option  -- Income distributions and capital gains distributions automatically reinvested in additional shares.
o  Income Option -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o  Cash Option   -- Income distributions and capital gains distributions paid in cash.
                    o  By Check    o  By ACH to my bank checking or
                                      savings account.
                                      PLEASE ATTACH A VOIDED CHECK.
==============================================================================

REDUCED SALES CHARGES (CLASS A SHARES ONLY)
RIGHT OF ACCUMULATION: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of the Dean Family of Funds.

          ACCOUNT NUMBER/NAME                      ACCOUNT NUMBER/NAME

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------
LETTER OF INTENT: (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of the Dean Family of Funds. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (purchase date of not more than 90 days prior to this Letter) an aggregate amount in the Dean Family of Funds at least equal to (check appropriate box):

o $25,000  o $50,000   o $100,000   o $250,000   o $500,000   o $1,000,000
==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Dean Family of Funds, C.H. Dean & Associates, Inc., 2480 Securities LLC, and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


-------------------------------------    -------------------------------------
   Signature of Individual Owner,          Signature of Joint Owner, if any
  Corporate Officer, Trustee, etc.

-------------------------------------    -------------------------------------
    Title of Corporate Officer,                          Date
          Trustee, etc.


      NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE RESOLUTION FORM ON THE REVERSE SIDE. UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND(S))
The Automatic Investment Plan is available for all established accounts of the Dean Family of Funds. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month    ABA Routing Number______________
in the (check the appropriate Fund.)           FI Account Number_______________

o  Large Cap Value Fund  o  Small Cap Value Fund
o  Balanced  Fund        o  International Value Fund

                                               o  Checking Account
                                               o  Savings Account
------------------------------------------
Name of Financial Institution (FI)             Please make my automatic
                                               investment on:
                                              o  the last business day of each
___________________________________________      month
  City                         State          o  the 15th day of each month
                                              o  both the 15th and last
                                                 business day
X__________________________________________   X________________________________
 (Signature of Depositor EXACTLY as it         (Signature of Joint Tenant
         appears on FI Records)                         - if any)

   (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("Countrywide") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by Countrywide, Countrywide hereby agrees:
   Countrywide will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. Countrywide will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. Countrywide will refund to you any amount erroneously paid by you to the Funds if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days' written notice from either party to the other.
===============================================================================

AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND(S))
This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of _____________.

Please Indicate Withdrawal Schedule (Check One):

o MONTHLY -- Withdrawals will be made on the last business day of each month.
o QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o ANNUALLY -- Please make withdrawals on the last business day of the month of:_____________.

Please Select Payment Method (Check One):

o EXCHANGE: Please exchange the withdrawal proceeds into another account number: ____ ____-- ____ ____ ____ ____ ____ ____ -- ____
o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     PLEASE ATTACH A VOIDED        ___________________________________________
     CHECK FOR ACH OR BANK WIRE     Bank Name                     Bank Address

                                   ___________________________________________
                                    Bank ABA#       Account #     Account Name

o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
               Street address         City                State            Zip
==============================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Dean Family of Funds (the Trust) and that

------------------------------------------------------------------------------
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                   CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and Bylaws or other empowering documents of the


------------------------------------------------------------------------------
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                      (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                 NAME                                    TITLE

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------


Witness my hand and seal of the corporation or organization this___________day of_______________________________________, 19_______


-------------------------------------    -------------------------------------
         *Secretary-Clerk               Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                              DEAN FAMILY OF FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 1997

                              Large Cap Value Fund
                              Small Cap Value Fund
                                  Balanced Fund
                            International Value Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Dean Family of Funds dated October 1, 1997. A copy of the Funds' Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 888-899-8343.

DEAN\sai.int
                                                     - 1 -

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dean Family of Funds
                              2480 Kettering Tower
                               Dayton, Ohio 45423

                                TABLE OF CONTENTS

THE TRUST..................................................................  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..............................  4

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.................... 13

INVESTMENT LIMITATIONS..................................................... 15

TRUSTEES AND OFFICERS...................................................... 17

THE INVESTMENT ADVISER..................................................... 20

THE SUB-ADVISER............................................................ 21

THE UNDERWRITER............................................................ 21

DISTRIBUTION PLANS......................................................... 22

SECURITIES TRANSACTIONS.................................................... 23

PORTFOLIO TURNOVER......................................................... 25

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE....................... 25

OTHER PURCHASE INFORMATION................................................. 26

TAXES...................................................................... 27

REDEMPTION IN KIND......................................................... 29

HISTORICAL PERFORMANCE INFORMATION......................................... 30

CUSTODIAN.................................................................. 32

AUDITORS .................................................................. 32

PRINCIPAL SECURITY HOLDERS................................................. 33

COUNTRYWIDE FUND SERVICES, INC............................................. 33

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 17, 1997................... 35

UNAUDITED FINANCIAL STATEMENTS AS OF AUGUST 31, 1997....................... 40

THE TRUST

         The Dean Family of Funds (the "Trust") was organized as an Ohio business trust on December 18, 1996. The Trust currently offers four series of shares to investors: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Value Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares and Class C shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives and Policies") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or which, in the opinion of the investment Advisor, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the investment adviser, subject to the direction of the Board of Trustees, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: Evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the investment adviser or any affiliated person of the Trust or an affiliated person of the investment adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. Each Fund will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, each Fund may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or U.S. Government obligations in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the investment adviser as a matter of investment strategy.

         WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

         STRIPS. STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

         STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

         FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, a Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the International Value Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

         The International Value Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Value Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Adviser determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid high-grade debt obligations in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

         Generally, the International Value Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the International Value Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

         The International Value Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period.

A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

         The writing of covered call options is a conservative investment technique which Dean Investment Associates believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         A Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, a Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

         WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or obligations in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. A Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

         OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period;

disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on Dean Investment Associates' or the Sub-Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and Dean Investment Associates' or the Sub-Adviser's ability to select the proper time, type and duration of the options.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

         The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

         MOODY'S INVESTORS SERVICE, INC.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         STANDARD & POOR'S RATINGS GROUP

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

         MOODY'S INVESTORS SERVICE, INC.

         aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         STANDARD & POOR'S RATINGS GROUP

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS

         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each Fund. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

         1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. This limitation is not applicable to when- issued purchases.

         2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. MARGIN PURCHASES. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases).

         4. OPTIONS. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts except as described in the Prospectus and Statement of Additional Information.

         5. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

         6. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         7. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

         8. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

         9. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         10. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         11. CONCENTRATION. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

         12. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

         13. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

         14. SENIOR SECURITIES. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other similar permitted investments and techniques.

         15. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

         With respect to the percentages adopted by the Trust as maximum limitations on each Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust does not intend to pledge, mortgage or hypothecate the assets of any Fund. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

         The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                              ESTIMATED ANNUAL
                                                                COMPENSATION
NAME                          AGE      POSITION HELD           FROM THE TRUST
----                          ---      -------------           --------------
*Frank H. Scott               52       President/Trustee           $  0
*Chauncey H. Dean             72       Trustee                        0
*Robert D. Dean               63       Trustee                        0
*Victor S. Curtis             35       Trustee                        0
+Frank J. Perez               53       Trustee                    6,000
+David H. Ponitz              66       Trustee                    6,000
+Gilbert P. Williamson        59       Trustee                    6,000
 Robert G. Dorsey             40       Vice President                 0
 Mark J. Seger                35       Treasurer                      0
 Tina D. Hosking              29       Secretary                      0
 John F. Splain               41       Asst. Secretary                0

* Mr. Scott, Mr. Chauncey Dean, Mr. Robert Dean and Mr. Curtis, as affiliated persons of C.H. Dean & Associates, Inc., the Trust's investment adviser, and 2480 Securities LLC, the Trust's principal underwriter, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+ Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         FRANK H. SCOTT, 2480 Kettering Tower, Dayton, Ohio 45423, is Senior Vice President of C.H. Dean & Associates, Inc. (the investment adviser to the Trust) and President of 2480 Securities LLC (the Trust's principal underwriter).

         CHAUNCEY H. DEAN, 2480 Kettering Tower, Dayton, Ohio 45423, is Chairman & Chief Executive Officer and the controlling shareholder of C.H. Dean & Associates. He is also the controlling shareholder of 2480 Securities LLC.

         ROBERT D. DEAN, 2480 Kettering Tower, Dayton, Ohio 45423, is President and Chief Investment Officer of C.H. Dean & Associates. He previously was Professor of Economics at the University of Memphis.

         VICTOR S. CURTIS, 2480 Kettering Tower, Dayton, Ohio 45423, is Portfolio Manager of C. H. Dean & Associates. He previously was Assistant Vice President of Corporate Banking for PNC Bank.

         FRANK J. PEREZ, 3535 Southern Blvd., Kettering, Ohio 45429 is President and Chief Executive Officer of Kettering Medical Center.

         DAVID H. PONITZ, 444 W. Third Street, Dayton, Ohio 45402, is President of Sinclair Community College.

         GILBERT P. WILLIAMSON, 2320 Kettering Tower, Dayton, Ohio 45423, is a Director of S.C.O., Inc. (a software company), Retix, Inc. (a communications company), Roberds, Inc. (a retail company) and Citizens Federal Bank. He formerly was Chairman and Chief Executive Officer of NCR Corp.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio 45202, is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and Treasurer of Countrywide Investments, Inc. (a registered broker-dealer and investment adviser) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc.
and Countrywide Investments, Inc.)  He is also Vice President of Brundage,
Story and Rose Investment Trust, PRAGMA Investment Trust, Markman MultiFund Trust, The New York State Opportunity Funds and Maplewood Investment Trust and Assistant Vice President of Interactive Investments, Schwartz Investment
Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust and The Gannett Welsh & Kotler Funds (all of which are registered investment companies).

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio 45202, is Vice President of Countrywide Financial Services, Inc. and Vice President and Chief Operating Officer of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Williamsburg Investment Trust, The New York State Opportunity Funds and Maplewood Investment Trust and Assistant Treasurer of Interactive Investments, Schwartz Investment Trust, The Tuscarora Investment Trust and The Gannett Welsh & Kotler Funds.

         TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio 45202, is Assistant Vice President and Counsel of Countrywide Fund Services, Inc. She is also Secretary of PRAGMA Investment Trust and The New York State Opportunity Funds and Assistant Secretary of The Gannett Welsh & Kotler Funds.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio 45202, is Secretary and General Counsel of Countrywide Fund Services, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust and Maplewood Investment Trust and Assistant Secretary of Interactive Investments, Schwartz Investment Trust, PRAGMA Investment Trust, The New York State Opportunity Funds and The Gannett Welsh & Kotler Funds.

         Each non-interested Trustee will receive an annual retainer of $2,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER

         C.H. Dean & Associates, Inc. ("Dean Investment Associates") is the Funds' investment manager. Chauncey H. Dean is the controlling shareholder of Dean Investment Associates. Mr. Dean, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to Dean Investment Associates. Mr. Dean is also the controlling shareholder of the Trust's principal underwriter, 2480 Securities LLC.

         Under the terms of the advisory agreements between the Trust and Dean Investment Associates, Dean Investment Associates manages the Funds' investments. The Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund each pay Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The International Value Fund pays Dean Investment Associates a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets.

         The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of Dean Investment Associates are paid by Dean Investment Associates.

         By its terms, the advisory agreement on behalf of each Fund will remain in force until April 1, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each of the Trust's advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by Dean Investment Associates. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         Dean Investment Associates may use the name "Dean" or any derivation thereof in connection with any registered investment company or other business enterprise with which it is or may become associated.

THE SUB-ADVISER

         Newton Capital Management Ltd. (the "Sub-Adviser") has been retained to manage the investments of the International Value Fund. The Sub-Adviser is a United Kingdom investment advisory firm registered with the Securities and Exchange Commission. Newton is affiliated with Newton Investment Management Ltd., an English investment advisory firm which has been managing assets for institutional investors, mutual funds and individuals since 1977. The Adviser (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of the average value of the Fund's daily net assets.

         By its terms, the Trust's Sub-Advisory Agreement will remain in force until April 1, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the International Value Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Trust's Sub-Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the International Value Fund's outstanding voting securities, or by the Adviser or Sub-Adviser. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

THE UNDERWRITER

         2480 Securities LLC (the "Underwriter") is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Underwriter currently allows concessions to dealers who sell shares of the Funds. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. The Underwriter bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution.

         The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS

         CLASS A SHARES -- As stated in the Prospectus, the Funds have adopted a plan of distribution with respect to the Class A shares of the Funds (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of that Fund's Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of a Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year.

         CLASS C SHARES -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of the Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of a Fund allocable to its Class C shares, which may be paid to other dealers based on the average value of the Fund's Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of that Fund's daily net assets allocable to its Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Underwriter after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         By reason of his ownership of shares of Dean Investment Associates, Chauncey H. Dean may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS

         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by Dean Investment Associates and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Dean Investment Associates seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Dean Investment Associates generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Funds may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

         Dean Investment Associates is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which Dean Investment Associates exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Dean Investment Associates determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Dean Investment Associates' overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and Dean Investment Associates, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by Dean Investment Associates in servicing all of its accounts and not all such services may be used by Dean Investment Associates in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or Dean Investment Associates may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with Dean Investment Associates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither Dean Investment Associates nor affiliates of the Trust or the Underwriter will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

         CODE OF ETHICS. The Trust and Dean Investment Associates and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Trust, Dean Investment Associates and the Sub- Adviser. No employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee, is being considered for purchase or sale by any Fund.

PORTFOLIO TURNOVER

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. Dean Investment Associates anticipates that each Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

         Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Dean Investment Associates or, when appropriate, the Sub-Adviser, believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

         The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         The value of non-dollar denominated portfolio instruments held by the International Value Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the International Value Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

OTHER PURCHASE INFORMATION

         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Class A shares of the Funds is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of any Fund in the Dean Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Countrywide Fund Services, Inc. ("Countrywide") that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by Countrywide.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of a Fund who submits a Letter of Intent to Countrywide. The Letter must state an intention to invest within a thirteen month period in any Fund in the Dean Family of Funds a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify Countrywide that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust either does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by Dean Investment Associates. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES

         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

         Each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

         Investments by the International Value Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the International Value Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the International Value Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

         Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

         Certain hedging transactions undertaken by the International Value Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the International Value Fund. In addition, losses realized by the International Value Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the International Value Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the International Value Fund which is taxed as ordinary income when distributed to shareholders. The International Value Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the International Value Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The diversification requirements applicable to the International Value Fund's assets may limit the extent to which the International Value Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

REDEMPTION IN KIND

         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company

Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

         From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                P (1 + T)n = ERV
Where:

P   =             a hypothetical initial payment of $1,000
T   =             average annual total return
n   =             number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. Each Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd +1)6 -1]
         Where:
         a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average daily number of shares outstanding during
                  the period that were entitled to receive dividends
         d =      the maximum offering price per share on the last day of
                  the period


         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. In addition, the Funds may use comparative performance information appearing in relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, and the Russell 2000 Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization). The International Value Fund may compare its performance to the Europe, Australia and Far East Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

CUSTODIAN

         Bank One Trust Company, N.A., 100 East Broad Street, Columbus, Ohio, has been retained to act as Custodian for the investments of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund. Bank One acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

         The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, has been retained to act as Custodian for the investments of the International Value Fund. Northern Trust acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS

         The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for the fiscal year ending March 31, 1998. Ernst & Young LLP, 1300 Chiquita Center, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

PRINCIPAL SECURITY HOLDERS

         As of September 19, 1997, Merrill Lynch Pierce Fenner & Smith - Mutual Fund Operations, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida, owned of record 31.4% of the outstanding Class A shares of the Large Cap Value Fund, 89.3% of the outstanding Class C shares of the Large Cap Value Fund, 30.0% of the outstanding Class A shares of the Small Cap Value Fund, 90.9% of the outstanding Class C shares of the Small Cap Value Fund, 27.2% of the outstanding Class A shares of the Balanced Fund and 97.0% of the outstanding Class C shares of the Balanced Fund. Merrill Lynch Pierce Fenner & Smith - Mutual Fund Operations may be deemed to control the Class A and Class C shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund by virtue of the fact that they own of record more than 25% of such shares. As of September 19, 1997, Chauncey H. Dean and Zada G. Dean, 7777 Taylorsville Road, Huber Heights, Ohio, owned of record 47.0% of the outstanding Class A shares of the Large Cap Value Fund, 43.2% of the outstanding Class A shares of the Small Cap Value Fund and 45.0% of the outstanding Class A shares of the Balanced Fund. Chauncey H. Dean and Zada G. Dean may be deemed to control the Class A shares of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund by virtue of the fact that they own of record more than 25% of such shares. As of September 19, 1997, Zada G. Dean, 7777 Taylorsville Road, Huber Heights, Ohio, owned of record 15.9% of the outstanding Class A shares of the Large Cap Value Fund, 7.4% of the outstanding Class A shares of the Small Cap Value Fund and 15.1% of the outstanding Class A shares of the Balanced Fund. As of September 19, 1997, McDonald & Co., C/FBO Ellen Emmel IRA, 2159 Deer Meadow Drive, Cincinnati, Ohio, owned of record 10.7% of the outstanding Class C shares of the Large Cap Value Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

         As of September 19, 1997, the Trustees and officers of the Trust as a group owned of record and beneficially 47.0% of the outstanding Class A shares of the Large Cap Value Fund, 43.2% of the outstanding Class A shares of the Small Cap Value Fund and 45.0% of the outstanding Class A shares of the Balanced Fund and less than 1% of the outstanding shares of each other Fund (or Class thereof).

COUNTRYWIDE FUND SERVICES, INC.

         The Trust's transfer agent, Countrywide Fund Services, Inc. ("Countrywide"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide receives for its services as transfer agent a fee from the Fund payable monthly at an annual rate of $20 per account from each of the Funds; provided, however, that the minimum fee is $1,200 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         Countrywide also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, each Fund will pay Countrywide a fee in accordance with the following schedule:

       AVERAGE MONTHLY NET ASSETS                         MONTHLY FEE
      $          0 - $ 50,000,000                              $3,000
        50,000,000 -  100,000,000                               3,500
       100,000,000 -  200,000,000                               4,000
       200,000,000 -  300,000,000                               5,000
              Over    300,000,000                               6,000 + .001%
                                                           of average monthly
                                                                  net assets.

         In addition, each Fund pays all costs of external pricing services.

         Countrywide also provides administrative services to the Funds. In this capacity, Countrywide supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Countrywide a fee at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000;
provided, however, that the minimum fee is $1,000 per month for each Fund.

                              LARGE CAP VALUE FUND

                              SMALL CAP VALUE FUND

                                  BALANCED FUND
                                       OF

                              DEAN FAMILY OF FUNDS


                       STATEMENT OF ASSETS AND LIABILITIES

                                      AS OF

                                 MARCH 17, 1997



                                  TOGETHER WITH

                                AUDITORS' REPORT

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees and Shareholder
Dean Family of Funds:



We have audited the accompanying statement of assets and liabilities of Dean Family of Funds (comprised of the Large Cap Value Fund, the Small Cap Value Fund, and the Balanced Fund)(the Fund) as of March 17, 1997. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the portfolios comprising Dean Family of Funds at March 17, 1997, in conformity with generally accepted accounting principles.


                                              /s/ Ernst & Young, LLP
                                                  Ernst & Young, LLP

Cincinnati, Ohio
March 18, 1997

                              DEAN FAMILY OF FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES

                              AS OF MARCH 17, 1997

                                             LARGE CAP       SMALL CAP
                                                 VALUE           VALUE     BALANCED
                                                  FUND            FUND         FUND
ASSETS:
    Cash                                       $34,000         $33,000      $33,000
    Organization costs (Note 2)                 17,000          17,000       17,000
                                               -------         -------      -------
              Total assets                      51,000          50,000       50,000
                                               -------         -------      -------
LIABILITIES:
    Accrued expenses (Note 2)                   17,000          17,000       17,000
                                               -------         -------      -------
                  Total Liabilities             17,000          17,000       17,000
                                               -------         -------      -------
Net assets for shares of
         beneficial interest
         outstanding (Note 1)                  $34,000         $33,000      $33,000
                                               =======         =======      =======
Shares outstanding (Note 1)                     3,400            3,300        3,300
                                               =======         =======      =======
Net asset value per share                       $10.00          $10.00       $10.00
                                               =======         =======      =======


                                                     - 37 -

                              DEAN FAMILY OF FUNDS

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                              AS OF MARCH 17, 1997


(1) The Dean Family of Funds (the Trust) is an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established three fund series to date, the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund (the Funds). The Funds each offer two classes of shares: Class A shares (sold subject to maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of average daily net assets of each Fund) and Class C shares (sold subject to maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         The Trust has had no operations except for the initial issuance of Class A shares. On March 17, 1997, 3,400 shares, 3,300 shares and 3,300 shares of each fund, respectively, were issued for cash at $10.00 per share.

(2) Expenses incurred in connection with the organization of the Funds and the initial offering of shares are estimated to be $51,000, which includes $45,000 paid to Countrywide Fund
         Services, Inc., the Trust's administrator. These expenses have been paid by Dean Investment Associates (the Adviser).
         Upon commencement of the public offering of shares of the Funds, the Funds will reimburse the Adviser for such expenses, with that amount being capitalized and amortized on a straight-line basis over five years. As of March 17, 1997, all outstanding shares of the Funds were held by the Adviser, who purchased these initial shares in order to provide the Trust with its required capital. In the event the initial shares of the Funds are redeemed by any holder thereof at any time prior to the complete amortization of organizational expenses, the redemption proceeds payable with respect to such shares will be reduced by the pro rata share (based upon the portion of the shares redeemed in relation to the required capitalization) of the unamortized deferred organizational expenses as of the date of such redemption.

(3) Reference is made to the Prospectus and this Statement of Additional Information for a description of the Management Agreement, the Underwriting Agreement, the Distribution Expense Plan, the Administration Agreement, tax aspects of the Funds and the calculation of the net asset value of shares of each Fund.

                              DEAN FAMILY OF FUNDS:

                              LARGE CAP VALUE FUND

                              SMALL CAP VALUE FUND

                                  BALANCED FUND

                                 INTERIM REPORT
                                 August 31, 1997
                                   (Unaudited)

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1997 (UNAUDITED)

                                                                                  DEAN               DEAN
                                                                             LARGE CAP           SMALL CAP                 DEAN
                                                                                 VALUE               VALUE             BALANCED
                                                                                  FUND                FUND                 FUND
ASSETS
Investments in securities:
    At acquisition cost                                                $     6,448,244      $   13,875,640       $    6,761,485
                                                                       ===============      ==============       ==============
    At value (Note 2)                                                  $     6,670,744      $   14,900,445       $    6,977,223
Dividends and interest receivable                                               12,712              20,034               43,659
Receivable for capital shares sold                                                  --             158,256               16,280
Receivable for securities sold                                                      --              23,188                   --
Organization expenses, net (Note 2)                                             14,720              14,720               14,720
Other assets                                                                    20,807              22,564               20,466
                                                                       ---------------      --------------       --------------
    TOTAL ASSETS                                                             6,718,983          15,139,207            7,072,348
                                                                       ---------------      --------------       --------------

LIABILITIES
Payable for securities purchased                                                    --             152,578               86,695
Payable to affiliates (Note 4)                                                   6,400              22,590                6,400
Payable for capital shares redeemed                                                 --              20,333                   --
Other liabilities                                                                2,080               5,724                3,289
                                                                       ---------------      --------------       --------------
    TOTAL LIABILITIES                                                            8,480             201,225               96,384
                                                                       ---------------      --------------       --------------

NET ASSETS                                                             $     6,710,503      $   14,937,982       $    6,975,964
                                                                       ===============      ==============       ==============
Net assets consist of:
Paid-in capital                                                        $     6,465,544      $   13,756,283       $    6,693,084
Undistributed net investment income                                              4,099              19,997               16,803
Accumulated net realized gains from security transactions                       18,360             136,897               50,339
Net unrealized appreciation on investments                                     222,500           1,024,805              215,738
                                                                       ---------------      --------------       --------------
Net assets                                                             $     6,710,503      $   14,937,982       $    6,975,964
                                                                       ===============      ==============       ==============

PRICING OF CLASS A SHARES

Net assets applicable to Class A shares                                $     6,704,634      $   14,800,643       $    6,783,871
                                                                       ===============      ==============       ==============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                                 626,863           1,313,173              636,436
                                                                       ===============      ==============       ==============

Net asset value and redemption price per share (Note 2)                $         10.70      $        11.27       $        10.66
                                                                       ===============      ==============       ==============
Maximum offering price per share (Note 2)                              $         11.29      $        11.89       $        11.25
                                                                       ===============      ==============       ==============


PRICING OF CLASS C SHARES

Net assets applicable to Class C shares                                $         5,869      $      137,339       $      192,093
                                                                       ===============      ==============       ==============

Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                                     549              12,194               18,031
                                                                       ===============      ==============       ==============

Net asset value and offering price per share (Note 2)                  $         10.69      $        11.26       $        10.65
                                                                       ===============      ==============       ==============


See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
For the Five Months Ended August 31, 1997 (Unaudited)
                                                  DEAN          DEAN
                                             LARGE CAP      SMALL CAP             DEAN
                                                 VALUE          VALUE         BALANCED
                                                  FUND           FUND             FUND

INVESTMENT INCOME
        Dividends                           $   23,030      $   48,956      $   12,566
        Interest                                 6,953          14,569          36,322
                                              --------      ----------        --------
            TOTAL INVESTMENT INCOME             29,983          63,525          48,888
                                              --------      ----------        --------

EXPENSES
        Investment advisory fees (Note 4)       12,048          23,500          12,331
        Registration fees - Common                 965             965             965
        Registration fees - Class A              2,444           3,069           2,444
        Registration fees - Class C              2,455           2,455           2,455
        Accounting services fees (Note 4)        6,000           6,000           6,000
        Custodian fees                           3,775           5,430           4,359
        Shareholder services and transfer
           agent fees - Class A (Note 4)         2,400           2,400           2,400
        Shareholder services and transfer
           agent fees - Class C (Note 4)         1,200           1,200           1,200
        Administration fees (Note 4)             2,000           2,190           2,000
        Amortization of organization
           expenses (Note 2)                     1,051           1,051           1,051
        Other expenses                              --           2,768              --
                                              --------      ----------        --------
            TOTAL EXPENSES                      34,338          51,028          35,205
        Fees waived                            (12,048)         (7,500)        (12,331)
                                              --------      ----------        --------
           NET EXPENSES                         22,290          43,528          22,874
                                              --------      ----------        --------
                                                 7,693          19,997          26,014
                                              --------      ----------        --------
NET INVESTMENT INCOME

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
        Net realized gains from
           security transactions                18,360         136,897          50,339
        Net change in unrealized
           appreciation/depreciation
           on investments                      222,500       1,024,805         215,738
                                              --------      ----------        --------
NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS                        240,860       1,161,702         266,077
                                              --------      ----------        --------



NET INCREASE IN NET ASSETS
   FROM OPERATIONS                            $248,553      $1,181,699        $292,091
                                              ========      ==========        ========

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the Five Months Ended August 31, 1997 (Unaudited)
                                                                              DEAN           DEAN
                                                                           LARGE CAP       SMALL CAP           DEAN
                                                                             VALUE           VALUE           BALANCED
                                                                              FUND            FUND             FUND
FROM OPERATIONS:
   Net investment income                                                $       7,693    $      19,997     $    26,014
   Net realized gains from security transactions                               18,360          136,897          50,339
   Net change in unrealized appreciation/
      depreciation on investments                                             222,500        1,024,805         215,738
                                                                        -------------     ------------     -----------
Net increase in net assets from operations                                    248,553        1,181,699         292,091
                                                                        -------------     ------------     -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income, Class A                               (3,594)             --           (9,211)
   Dividends from net investment income, Class C                                   --              --               --
                                                                        -------------    ------------      -----------
Decrease in net assets from distributions to shareholders                      (3,594)             --           (9,211)
                                                                        -------------    ------------      -----------

FROM CAPITAL SHARE TRANSACTIONS (A):
CLASS A
   Proceeds from shares sold                                                6,424,350      13,609,409        6,512,148
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                             3,308              --            8,412
   Payments for shares redeemed                                                (2,022)        (20,673)         (52,988)
                                                                         ------------    -----------       -----------
Net increase in net assets from Class A share transactions                  6,425,636      13,588,736        6,467,572
                                                                         ------------    -----------       -----------

CLASS C
   Proceeds from shares sold                                                    5,908         134,547          192,512
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                                --             --                --
   Payments for shares redeemed                                                    --             --                --
                                                                         ------------    -----------       -----------
Net increase in net assets from Class C share transactions                      5,908        134,547           192,512
                                                                         ------------    -----------       -----------

Net increase from capital share transactions                                6,431,544     13,723,283         6,660,084
                                                                         ------------    -----------       -----------

TOTAL INCREASE IN NET ASSETS                                                6,676,503     14,904,982         6,942,964

NET ASSETS:
   Beginning of period                                                         34,000         33,000            33,000
                                                                         ------------    -----------       -----------
   End of period                                                         $  6,710,503    $14,937,982       $ 6,975,964
                                                                         ============    ===========       ===========

UNDISTRIBUTED NET INVESTMENT INCOME                                      $      4,099   $     19,997       $    16,803
                                                                         ============    ===========       ===========

(A) Summary of capital share activity:
   CLASS A
   Shares sold                                                                623,339      1,311,686           637,212
   Shares issued in reinvestment of distributions to shareholders                 325             --               835
   Shares redeemed                                                               (201)        (1,813)           (4,911)
                                                                         ------------    -----------       -----------
   Net increase in shares outstanding                                         623,463      1,309,873           633,136
   Shares outstanding, beginning of period                                      3,400          3,300             3,300
                                                                         ------------    -----------       -----------
   Shares outstanding, end of period                                          626,863      1,313,173           636,436
                                                                         ============    ===========       ===========

   CLASS C
   Shares sold                                                                    549         12,194            18,031
   Shares issued in reinvestment of distributions to shareholder                   --             --                --
   Shares redeemed                                                                 --             --                --
                                                                         ------------    -----------       -----------
   Net increase in shares outstanding                                             549         12,194            18,031
   Shares outstanding, beginning of period                                         --             --                --
                                                                         ------------    -----------       -----------
   Shares outstanding, end of period                                              549         12,194            18,031
                                                                         ============    ===========       ===========

See accompanying notes to financial statements.

DEAN FAMILY OF FUNDS
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each period

                                               DEAN LARGE CAP VALUE FUND                         DEAN SMALL CAP VALUE FUND

                                                  Class A               Class C                   Class A                Class C
                                                   Period                Period                    Period                 Period
                                                    Ended                 Ended                     Ended                  Ended
                                       August 31, 1997 (A)   August 31, 1997 (A)       August 31, 1997 (A)    August 31, 1997(A)
                                               (Unaudited)           (Unaudited)               (Unaudited)           (Unaudited)

Net asset value at beginning of period         $    10.00              $  10.76              $      10.00         $       10.95
                                               ----------              --------              ------------         -------------
Income from investment operations:
        Net investment income                        0.02                  0.00                      0.02                   --
        Net realized and unrealized gains
           (losses) on investments                   0.69                 (0.07)                     1.25                  0.31
                                               ----------              --------              ------------         -------------
Total from investment operations                     0.71                 (0.07)                     1.27                  0.31
                                               ----------              --------              ------------         -------------

Less distributions:
        Dividends from net investment income        (0.01)                 --                         --                    --
        Distributions from net realized gains        --                    --                         --                    --
                                               ----------              --------              ------------         -------------
Total distributions                                 (0.01)                 --                         --                    --
                                               ----------              --------              ------------         -------------

Net asset value at end of period               $    10.70              $  10.69              $      11.27         $       11.26
                                               ==========              ========              ============         =============

Total return (B)                                     7.11%                (0.65)%                   12.70%                 2.83%
                                               ==========              ========              ============         =============

Net assets at end of period                    $ 6,704,634             $  5,869              $ 14,800,643         $     137,339
                                               ==========              ========              ============         =============

Ratio of expenses to average net assets:
        Before waiver of fees by Adviser             2.82%                 3.51%                     2.12%                 2.86%
        After waiver of fees by Adviser              1.82%                 2.51%                     1.80%                 2.54%

Ratio of net investment income (loss) to
        average net assets (C)                       0.63%                (1.47)%                    0.83%                (0.16)%

Portfolio turnover rate (C)                            20%                   20%                       51%                   51%

Average commission rate per share              $     0.0600            $   0.0600            $      0.0600        $        0.0600

                               DEAN BALANCED FUND
                                 Class A Class C
                                                             Period                Period
                                                              Ended                 Ended
                                                 August 31, 1997 (A)   August 31, 1997 (A)
                                                         (Unaudited)           (Unaudited)
Net asset value at beginning of period                   $    10.00              $  10.71
                                                         ----------              --------

Income from investment operations:
        Net investment income                                  0.05                  --
        Net realized and unrealized gains
           (losses) on investments                             0.63                 (0.06)
                                                         ----------              --------
Total from investment operations                               0.68                 (0.06)
                                                         ----------              --------

Less distributions:
        Dividends from net investment income                  (0.03)                 --
        Distributions from net realized gains                   --                   --
                                                         ----------              --------
Total distributions                                           (0.03)                 --

                                                         ----------              --------
Net asset value at end of period                         $    10.65              $  10.65
                                                         ==========              ========

Total return (B)                                               6.86%                (0.56)%
                                                         ==========              ========

Net assets at end of period                              $ 6,783,871             $192,093
                                                         ==========              ========

Ratio of expenses to average net assets:
        Before waiver of fees by Adviser                       2.80%                 3.54%
        After waiver of fees by Adviser                        1.80%                 2.54%

Ratio of net investment income (loss) to
        average net assets (C)                                 2.06%                 0.68%

Portfolio turnover rate (C)                                      44%                   44%

Average commission rate per share                        $    0.0600            $   0.0600

(A) Represents the period from the initial public offering of shares (May 28, 1997 for Class A shares of each Fund) through August 31, 1997.
  The initial public purchase of shares was August 1, 1997 for Class C shares of the Small Cap Value Fund and the Balanced Fund, and August 19, 1997 for Class C shares of the Large Cap Value Fund.

(B) The total returns shown do not include the effect of applicable sales loads.

(C) Annualized.

See accompanying notes to financial statements.

                              DEAN FAMILY OF FUNDS

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997
                                   (Unaudited)


1.  ORGANIZATION

The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established three fund series to date, the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund (the Funds).

The Large Cap Value Fund seeks to provide growth of capital over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expense are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

                              DEAN FAMILY OF FUNDS

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997
                                   (Unaudited)



The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Large Cap Value Fund and the Balanced Fund each expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                              DEAN FAMILY OF FUNDS

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997
                                   (Unaudited)


The following information is based upon the federal income tax cost of portfolio investments as of August 31, 1997:

                                                    LARGE CAP        SMALL CAP
                                                        VALUE            VALUE          BALANCED
                                                         FUND             FUND              FUND
Gross unrealized appreciation                    $    336,703      $ 1,301,309       $   270,948
Gross unrealized depreciation                        (114,203)        (276,504)          (55,210)
                                                 ------------      -----------       -----------
  Net unrealized appreciation                    $    222,500      $ 1,024,805       $   215,738
                                                 ============      ===========       ===========

The Federal income tax cost of portfolio investments is equal to book cost as shown on the statement of assets and liabilities.

3.  INVESTMENT TRANSACTIONS

During the five months ended August 31, 1997, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $6,495,388 and $132,582, respectively, for the Large Cap Value Fund, $14,243,720 and $717,641, respectively, for the Small Cap Value Fund, and $6,094,868 and $276,081, respectively, for the Balanced Fund.

4.  TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of C.H. Dean & Associates, Inc. (the Adviser) or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets of each Fund.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.10% on its average daily net assets up to $100 million; 0.075% on the next $100 million of such net assets and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee.

                              DEAN FAMILY OF FUNDS

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1997
                                   (Unaudited)


TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT

Under the terms of a Transfer, Dividend, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,200 minimum monthly fee for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee of $3,000 from each Fund.

                              LARGE CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 1997
                                   (Unaudited)
SHARES                                                                        VALUE
            COMMON STOCKS-98.4%
            AIRLINES-1.0%
 2,500        Southwest Airlines Co.                               $         70,000
                                                                   ----------------
            AUTOMOTIVE-4.0%
 4,500        Chrysler Corp.                                                158,063
 2,500        Ford Motor Co.                                                107,500
                                                                   ----------------
                                                                            265,563
                                                                   ----------------

            CAPITAL GOODS-3.5%
 4,500        Agco Corp.                                                    146,250
 2,000        Foster Wheeler Corp.                                           91,375
                                                                   ----------------
                                                                            237,625
                                                                   ----------------

            CHEMICALS-6.2%
 1,000        Dow Chemical Co.                                               88,500
 3,000        Great Lakes ChemicalCorp.                                     139,500
 2,500        Potash Corp. Saskatchewan                                     184,844
                                                                   ----------------
                                                                            412,844
                                                                   ----------------

            DATA STORAGE-1.7%
 3,000        Seagate Technology, Inc.(a)                                   114,562
                                                                   ----------------

            ELECTRONICS-3.8%
 1,200        Arrow Electronics, Inc.(a)                                     73,725
 1,500        Avnet, Inc.                                                   103,781
 1,400        Raytheon Co.                                                   77,000
                                                                   ----------------
                                                                            254,506
                                                                   ----------------

            ENERGY-2.9%
 1,000        Atlantic Richfield Co.                                         75,000
 2,500        Phillips Petroleum Co.                                        118,906
                                                                   ----------------
                                                                            193,906
                                                                   ----------------

            FINANCIAL SERVICES-14.3%
 1,700        Ambac, Inc.                                                   137,381
 4,000        Bear Stearns Co., Inc.                                        158,250
 1,700        Beneficial Corp.                                              121,656
 1,500        Chase Manhattan Corp.                                         166,781
 3,000        Edwards (A.G.), Inc.                                          119,250
 3,500        Green Tree Financial Corp.                                    153,781
   400        Merrill Lynch & Company, Inc.                                  24,600
 3,000        United Asset Management Corp.                                  80,438
                                                                   ----------------
                                                                            962,137
                                                                   ----------------

SHARES                                                                        VALUE
            GOVERNMENT SPONSORED ENTERPRISES-1.6%
 2,500        Federal National Mortgage Association                $        110,000
                                                                   ----------------

            HOUSING-2.5%
10,000        Clayton Homes, Inc.                                           168,125
                                                                   ----------------

            INSURANCE-9.0%
 2,000        Aflac, Inc.                                                   110,125
 1,200        American General Corp.                                         57,825
 1,000        American National Insurance Co.                                97,000
   600        General RE Corp.                                              116,325
   800        TransAmerica Corp.                                             78,850
 2,000        TransAtlantic Holdings, Inc.                                  141,375
                                                                   ----------------
                                                                            601,500
                                                                   ----------------

            MEDIA-1.4%
 6,000        News Corporation LTD.(ADR)                                     90,750
                                                                   ----------------

            METALS-2.0%
 1,500        Alumax, Inc. (a)                                               62,156
   900        Aluminum Co. of America                                        74,025
                                                                   ----------------
                                                                            136,181
                                                                   ----------------

            MISCELLANEOUS-14.3%
 1,800        CSX Corp.                                                     102,937
 2,500        Columbia/ HCA Healthcare Corp.                                 78,906
 2,500        Hasbro, Inc.                                                   67,188
   500        Norfolk Southern Corp.                                         49,000
 1,500        Parker Hannifin Corp.                                          96,469
 2,000        Phelps Dodge Corp.                                            160,875
 1,500        SAFECO, Inc.                                                   73,688
 3,500        Union Texas Petroleum Holdings, Inc.                           81,594
 2,000        Vulcan Materials Co.                                          175,750
 1,700        York International Corp.                                       76,287
                                                                   ----------------
                                                                            962,694
                                                                   ----------------

            MORTGAGE SERVICES-5.0%
 2,500        Countrywide Credit Industries, Inc..                           84,219
 1,200        MBIA, Inc.                                                    135,900
 2,000        PMI Group, Inc.                                               115,625
                                                                   ----------------
                                                                            335,744
                                                                   ----------------

SHARES                                                                        VALUE
            RETAIL-4.0%
 2,500        Dillard's, Inc.                                      $        100,000
15,000        Food Lion, Inc.                                               111,094
 1,000        J.C. Penney Company, Inc.                                      60,000
                                                                   ----------------
                                                                            271,094
                                                                   ----------------

            SEMICONDUCTOR-1.1%
   800        Intel Corp.                                                    73,700
                                                                   ----------------

            TECHNOLOGY-2.3%
 5,000        Cabletron Systems, Inc. (a)                                   151,250
                                                                   ----------------

            TELECOMMUNICATIONS-6.2%
 7,000        360 Communications Co. (a)                                    128,625
 1,400        AT&T Corp.                                                     54,600
 2,000        Century Telephone Enterprises, Inc.                            72,625
 3,000        Frontier Corp.                                                 66,188
 2,000        Sprint Corp.                                                   94,000
                                                                   ----------------
                                                                            416,038
                                                                   ----------------

            TOBACCO-4.2%
 1,500        Loews Corp.                                                   152,906
 1,600        Phillip Morris Cos., Inc.                                      69,800
 2,000        Ust, Inc.                                                      57,750
                                                                   ----------------
                                                                            280,456
                                                                   ----------------

            UTILITIES-7.4%
 2,000        Consolidated Edison Co. of New York                            61,250
 4,000        DPL, Inc.                                                      94,750
 3,000        Houston Industries, Inc.                                       60,750
 4,000        Illinova Corporation                                           92,000
 2,500        Nipsco Industries, Inc.                                       102,031
 4,000        Southern Co.                                                   84,250
                                                                   ----------------
                                                                            495,031
                                                                   ----------------

            TOTAL COMMON STOCKS (COST $6,381,206)                  $      6,603,706
                                                                   ----------------

   FACE
  VALUE                                                                       VALUE
             MONEY MARKET-1.0%
$67,038        One Group Prime Money Market Fund                   $         67,038
                                                                   ----------------

             TOTAL INVESTMENTS AT VALUE-99.4%
               (COST $6,448,244)                                   $      6,670,744

             OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%                    39,759
                                                                   ----------------
             NET ASSETS - 100.0%                                   $      6,710,503
                                                                   ================

(a)  Non-income producing securities.


                            DEAN SMALL CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 1997
                                   (Unaudited)
SHARES                                                                        VALUE
            COMMON STOCKS-98.3%
            AUTOMOTIVE-2.8%
 6,000        Excel Industries, Inc.                                $       153,000
 7,000        Oshkosh Truck Corp.                                           105,875
 7,000        Republic Automotive Parts, Inc. (a)                           108,500
 7,000        TBC Corp. (a)                                                  57,750
                                                                   ----------------
                                                                            425,125
                                                                   ----------------

            AUTOMOTIVE PARTS-1.1%
12,000        Durakon Industries, Inc. (a)                                  106,500
 9,000        Jason, Inc. (a)                                                67,500
                                                                   ----------------
                                                                            174,000
                                                                   ----------------

            BUILDING PRODUCTS-4.6%
 7,000        BMC West Corp. (a)                                             91,000
 6,000        Dayton Superior Corp. (a)                                      93,000
 1,000        Florida Rock Industries, Inc.                                  49,375
21,000        Martin Industries, Inc.                                       123,375
15,000        Morgan Products LTD (a)                                       122,813
 7,000        Patrick Industries, Inc.                                      104,125
 8,000        Shelter Components Corp.                                      108,000
                                                                   ----------------
                                                                            691,688
                                                                   ----------------

            BUILDING SUPPLIES-0.7%
 9,000        Wolohan Lumber Co.                                            109,125
                                                                   ----------------

            CAPITAL GOODS-5.3%
40,000        Baldwin Technology-Class A (a)                                207,500
11,000        Bridgeport Machines, Inc. (a)                                 118,250
 4,000        Central Sprinkler Corp. (a)                                    70,000
 6,000        Defiance, Inc.                                                 50,250
 3,000        GEHL Co. (a)                                                   67,125
 3,000        Hardinge, Inc.                                                103,125
 1,500        Nacco Industries, Inc.-Class A                                129,375
 7,000        Perini Corp. (a)                                               49,000
                                                                   ----------------
                                                                            794,625
                                                                   ----------------

            CHEMICALS-0.7%
 5,000        Mississippi Chemical Corp.                                    108,438
                                                                   ----------------

SHARES                                                                        VALUE
            ELECTRONICS-2.8%
 9,000        Bel Fuse, Inc. (a)                                   $        160,875
 8,760        Bell Industries, Inc. (a)                                     154,395
 6,500        ESCO Electronics Corp. (a)                                    107,656
                                                                   ----------------
                                                                            422,926
                                                                   ----------------

            ENERGY-4.9%
 8,000        Aquila Gas Pipeline Corp.                                      83,500
 8,000        BP Prudhoe Bay Royalty Trust                                  139,500
15,000        Burlington Res Coal Seam Gas Royalty Trust                    106,875
10,000        Castle Energy Corp. (a)                                       140,000
 4,000        Giant Industries, Inc.                                         73,750
 5,000        NUI Corp.                                                     115,000
 8,000        Torch Energy Royalty Trust                                     79,500
                                                                   ----------------
                                                                            738,125
                                                                   ----------------

            FINANCIAL SERVICES-0.6%
 2,700        Arcadia Financial LTD (a)                                      26,831
 1,800        Everen Capital Corp.                                           59,175
                                                                   ----------------
                                                                             86,006
                                                                   ----------------

            FOOD-2.0%
 6,000        Fleming Cos., Inc.                                            113,250
10,000        Mauna Loa Macadamia Partners LP-Class A                        40,625
 7,000        Nash-Finch Co.                                                149,625
                                                                   ----------------
                                                                            303,500
                                                                   ----------------

            FURNITURE-0.9%
 8,000        Flexsteel Industries, Inc.                                     94,000
 2,000        Pulaski Furniture Corp.                                        34,500
                                                                   ----------------
                                                                            128,500
                                                                   ----------------

            GAMING-1.7%
 6,000        Grand Casinos, Inc. (a)                                        92,625
 7,000        Harveys Casino Resorts                                        120,750
 6,000        Station Casinos, Inc. (a)                                      45,375
                                                                   ----------------
                                                                            258,750
                                                                   ----------------

            HEALTH CARE-1.0%
 1,000        Mine Safety Appliances Co. (a)                                 63,000
30,000        Staff Builders, Inc.-Class A (a)                               84,375
                                                                   ----------------
                                                                            147,375
                                                                   ----------------

SHARES                                                                        VALUE
            HOUSING-7.9%
 6,000        Beazer Homes U.S.A., Inc. (a)                         $       113,250
10,000        Cavalier Homes, Inc.                                          102,500
 5,000        Continental Homes Holding Corp.                               115,000
10,000        Engle Homes, Inc.                                             140,000
17,000        Hovnanian Enterprises Inc.-Class A (a)                        114,750
 8,000        MDC Holdings, Inc.                                             83,000
 8,000        M/I Schottenstein Homes (a)                                   108,000
 3,200        NVR, Inc. (a)                                                  68,400
 4,000        Pacific Greystone Corp. (a)                                    69,500
 1,100        Pulte Corp.                                                    40,287
 8,000        Webb (Del E.) Corp.                                           140,000
 9,000        Zaring National Corp. (a)                                      87,187
                                                                   ----------------
                                                                          1,181,874
                                                                   ----------------

            INSURANCE-8.7%
 2,000        Allied Life Financial Corp.                                    40,500
 2,500        Chartwell RE Corp.                                             85,625
 1,300        Citizens Corp.                                                 36,725
 1,733        Donegal Group, Inc.                                            35,093
 8,000        EMC Insurance Group, Inc.                                     108,000
 3,000        FBL Financial Group, Inc.-Class A                              96,000
 1,300        Farm Family Holdings, Inc. (a)                                 37,700
 3,500        First American Financial Corp.                                156,625
 1,500        Guaranty National Corp.                                        42,281
   900        Harleysville Group, Inc.                                       38,138
 6,000        Lawyers Title Corp.                                           167,250
   600        Navigators Group, Inc. (a)                                     11,100
 3,300        Omni Insurance Group, Inc. (a)                                 43,313
 3,000        PXRE Corp.                                                     89,625
 1,000        Selective Insurance Group, Inc.                                49,250
 4,900        Sphere Drake Holdings LTD                                      42,875
 6,000        Stewart Information Services Corp.                            147,375
 3,000        Terra Nova (Bermuda) Holding LTD-Class A                       67,875
                                                                   ----------------
                                                                          1,295,350
                                                                   ----------------

SHARES                                                                        VALUE
            METALS-6.8%
 6,000        Ampco-Pittsburgh Corp.                                $       107,250
 8,000        A.P. Green Industries, Inc.                                    82,000
 4,000        Chaparral Steel Co.                                            60,500
 3,000        Cleveland-Cliffs, Inc.                                        125,062
 3,000        Commercial Metals Co.                                          92,250
 9,000        National Steel Corp.-Class B (a)                              169,313
 1,600        Pitt-Des Moines, Inc.                                          54,800
 6,000        Roanoke Electric Steel Co.                                    130,500
 4,000        Rouge Industries, Inc.-Class A                                 61,500
 4,000        Texas Industries, Inc.                                        133,250
                                                                   ----------------
                                                                          1,016,425
                                                                   ----------------

            MISCELLANEOUS-6.6%
 2,000        Arvin Industries, Inc.                                         69,625
 6,000        Atchison Casting Corp. (a)                                    115,875
 5,000        Burlington Industries, Inc. (a)                                60,313
 8,000        Cameron Ashley Building Products (a)                          120,000
 7,000        Continental Can, Inc. (a)                                     138,687
11,000        Designer Holdings LTD. (a)                                     68,750
 5,000        Global Industrial Technologies, Inc. (a)                       94,687
 3,000        PMC Commerical Trust                                           57,375
 9,000        Primesource Corp.                                              91,125
 8,000        R & B, Inc. (a)                                                64,000
 6,000        Superior Surgical Manufacturing Co.                            92,250
                                                                   ----------------
                                                                            972,687
                                                                   ----------------

            MORTGAGE SERVICES-1.1%
 2,200        North American Mortgage Co.                                    56,925
 4,000        Scpie Holdings, Inc.                                          112,000
                                                                   ----------------
                                                                            168,925
                                                                   ----------------

            PAPER AND CONTAINERS-1.3%
10,000        Mercer International, Inc.                                    103,750
 6,000        Paragon Trade Brands, Inc. (a)                                 95,625
                                                                   ----------------
                                                                            199,375
                                                                   ----------------

            POLLUTION-0.6%
 6,000        Graphic Industries, Inc.                                       96,750
                                                                   ----------------

SHARES                                                                        VALUE
            RESTAURANTS-2.0%
11,000        Bertuccin's, Inc.(a)                                 $         66,688
 5,000        El Chico Restaurants, Inc. (a)                                 50,313
10,000        Morrison Restaurants, Inc.                                     47,500
 5,000        Rare Hospitality International, Inc. (a)                       62,500
 8,000        Ryan's Family Steak Houses, Inc. (a)                           74,000
                                                                   ----------------
                                                                            301,001
                                                                   ----------------

            RETAIL-17.5%
13,000        Advanced Marketing Service, Inc. (a)                          139,750
 9,000        Blair Corp.                                                   141,750
16,000        Bon-Ton Stores, Inc. (a)                                      153,000
20,000        Books A Million, Inc. (a)                                     122,500
 9,000        Brookstone, Inc. (a)                                           91,125
 6,000        Brown Group, Inc.                                             100,125
 5,000        Burlington Coat Factory Warehouse                             115,000
 8,000        Dixie Group, Inc. (a)                                         106,500
10,000        Duckwall-Alco Stores, Inc. (a)                                136,250
25,000        Donnkenny, Inc. (a)                                            92,188
10,000        Dyersburg Corp.                                               110,000
11,000        GT Bicycles, Inc. (a)                                          86,625
 9,000        Haverty Furniture Co., Inc.                                   118,125
 6,000        Hills Stores Co. (a)                                           22,500
 5,000        Ingles Markets, Inc.-Class A                                   66,875
40,000        Jan Bell Marketing, Inc. (a)                                  100,000
10,000        Maris Christina, Inc. (a)                                      51,250
 6,000        Marsh Supermarkets, Inc.-Class B                               90,000
11,000        Mikasa, Inc.                                                  130,625
30,000        Movie Gallery, Inc. (a)                                       127,500
 8,000        Rex Stores Corp. (a)                                           79,000
 3,000        The Rival Co.                                                  55,125
30,000        Service Merchandise Co., Inc. (a)                             116,250
 3,000        Supreme International Corp. (a)                                39,000
21,000        Tultex Corp. (a)                                              120,750
13,000        Worldtex, Inc. (a)                                             83,687
                                                                   ----------------
                                                                          2,595,500
                                                                   ----------------

SHARES                                                                        VALUE
            REAL ESTATE-5.6%
 1,000        Capstone Capital Corp                                 $        23,750
 9,000        Commercial Net Lease Realty                                   141,750
10,000        Dynex Capital, Inc.                                           141,875
 5,000        Health Care REIT, Inc.                                        130,625
10,000        Horizon Group, Inc.                                           125,625
 7,000        RFS Hotel Investors, Inc.                                     129,500
 6,000        Thornburg Mortgage Asset Corp.                                138,750
                                                                   ----------------
                                                                            831,875
                                                                   ----------------

            TECHNOLOGY-2.4%
 8,000        Franklin Electronic Publisher, Inc. (a)                        98,000
14,000        Microtest, Inc. (a)                                            69,125
 5,600        Software Spectrum, Inc. (a)                                    84,700
10,000        Spacehab, Inc. (a)                                            101,250
                                                                   ----------------
                                                                            353,075
                                                                   ----------------

           TELECOMMUNICATIONS-1.2%
 8,000        Atlantic Tele-Network, Inc. (a)                               104,500
 9,000        Audiovox Corp.- Class A (a)                                    70,313
                                                                   ----------------
                                                                            174,813
                                                                   ----------------

            TRANSPORTATION-1.0%
 5,000        InternationalShipholding Corp.                                 82,187
 2,100        Petroleum Helicopters Inc.                                     29,400
 1,500        Sea Containers LTD-Class A                                     35,625
                                                                   ----------------
                                                                            147,212
                                                                   ----------------

            UTILITY-6.5%
 8,000        Bangor Hydro-Electric Co. (a)                                  43,500
 4,000        Central Hudson Gas & Electric                                 133,500
 6,000        Central Maine Power Co.                                        76,125
 9,000        Central Vermont Public Service                                108,562
 4,000        Commonwealth Energy System                                     98,500
 5,000        Eastern Utilities Association                                  95,625
 2,000        Orange & Rockland Utilities, Inc.                              67,875
 5,000        Rochester Gas & Electric Corp.                                117,812
 3,000        Southern California Water Co.                                  65,625
 3,000        TNP Enterprises, Inc.                                          70,313
 2,500        United Illuminating Co.                                        87,344
                                                                   ----------------
                                                                            964,781
                                                                   ----------------

            TOTAL COMMON STOCKS (COST $13,663,021)                  $    14,687,826
                                                                   ----------------

   FACE
   VALUE                                                                      VALUE
             MONEY MARKET AND EQUIVALENTS-1.4%
$ 87,736       One Group Prime Money Market Fund                    $        87,736
 125,000       Merrill Lynch CP 9/3/97                                      124,883
                                                                   ----------------

             TOTAL MONEY MARKET AND EQUIVALENTS
               (COST $212,619)                                      $       212,619
                                                                   ----------------

             TOTAL INVESTMENTS AT VALUE-99.7%
               (COST $13,875,640)                                   $    14,900,445

             OTHER ASSETS IN EXCESS OF LIABILITIES-0.3%                      37,537
                                                                   ----------------

             NET ASSETS - 100.0%                                    $    14,937,982
                                                                   ================

(a)  Non-income producing securities.

                               DEAN BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                                 AUGUST 31, 1997
                                   (Unaudited)
  SHARES                                                                       VALUE
             COMMON STOCKS-54.8%
             AIRLINES-1.3%
  3,500        Comair Holdings, Inc.                                $         94,062
                                                                    ----------------

             AUTOMOTIVE-2.7%
  3,000        Chrysler Corp.                                                105,375
  2,000        Ford Motor Co.                                                 86,000
                                                                    ----------------
                                                                             191,375
                                                                    ----------------

             CAPITAL GOODS-2.6%
  4,000        Agco Corp.                                                    130,000
  1,100        Briggs & Stratton Corp.                                        53,144
                                                                    ----------------
                                                                             183,144
                                                                    ----------------

             CHEMICALS-2.5%
    700        Dow Chemical Co.                                               61,950
  1,550        Potash Corp. Saskatchewan                                     114,603
                                                                    ----------------
                                                                             176,553
                                                                    ----------------

             DATA STORAGE-1.7%
  3,150        Seagate Technology, Inc.(a)                                   120,291
                                                                    ----------------

             ELECTRONICS-2.5%
  1,050        Arrow Electronics, Inc.(a)                                     64,509
  2,050        Raytheon Co.                                                  112,750
                                                                    ----------------
                                                                             177,259
                                                                    ----------------

             FINANCIAL SERVICES-3.1%
  1,000        Ambac, Inc.                                                    80,812
  3,100        Green Tree Financial Corp.                                    136,206
                                                                    ----------------
                                                                             217,018
                                                                    ----------------

             GOVERNMENT SPONSORED ENTERPRISES-0.9%
  1,500        Federal National Mortgage Association                          66,000
                                                                    ----------------

             HOUSING-1.5%
  6,200        Clayton Homes, Inc.                                           104,238
                                                                    ----------------

  SHARES                                                            VALUE
             INSURANCE-0.8%
  1,000        Aflac, Inc.                                          $         55,063
                                                                    ----------------

             MEDIA-4.2%
  4,000        Comcast Corp.                                                  93,750
  4,000        Cox Communications-Class A (a)                                108,250
  6,000        News Corporation LTD. (ADR)                                    90,750
                                                                    ----------------
                                                                             292,750
                                                                    ----------------

             METALS-3.0%
  2,000        Alumax, Inc. (a)                                               82,875
  1,500        Aluminum Co. of America                                       123,375
                                                                    ----------------
                                                                             206,250
                                                                    ----------------

             MISCELLANEOUS-1.9%
  4,000        CCA Prison Realty Trust (a)                                   132,500
                                                                    ----------------

             MORTGAGE SERVICES-3.6%
  3,000        Countrywide Credit Industries, Inc.                           101,063
  2,600        PMI Group, Inc.                                               150,313
                                                                    ----------------
                                                                             251,376
                                                                    ----------------

             RETAIL-3.4%
  4,200        Fingerhut Companies Inc.                                       85,050
  1,000        Payless Shoesource, Inc. (a)                                   64,125
  2,500        Toys R Us, Inc. (a)                                            86,406
                                                                    ----------------
                                                                             235,581
                                                                    ----------------

             REAL ESTATE-4.3%
  1,500        Health Care Property Investors, Inc.                           55,781
  2,000        Merry Land & Investment Co., Inc.                              43,500
  2,000        Simon Debartolo Group, Inc.                                    63,375
  3,000        Trizec Hahn Corp.                                              67,687
  5,000        United Dominion Realty Trust, Inc.                             70,625
                                                                    ----------------
                                                                             300,968
                                                                    ----------------

             SEMICONDUCTOR-1.9%
    800        Intel Corp.                                                    73,700
  2,000        MEMC Electronic Materials, Inc. (a)                            58,000
                                                                    ----------------
                                                                             131,700
                                                                    ----------------

  SHARES                                                            VALUE
             TECHNOLOGY-3.1%
  3,550        Cabletron Systems (a)                                $        107,388
  3,000        NCR Corp. (a)                                                 106,312
                                                                    ----------------
                                                                             213,700
                                                                    ----------------

             TELECOMMUNICATIONS-3.2%
  7,200        360 Communications Co. (a)                                    132,300
  2,000        Sprint Corp.                                                   94,000
                                                                    ----------------
                                                                             226,300
                                                                    ----------------

             TOBACCO-2.0%
  3,150        Phillip Morris Cos., Inc.                                     137,419
                                                                    ----------------

             UTILITIES-4.6%
  4,000        Houston Industries, Inc.                                       81,000
  4,000        Illinova Corporation                                           92,000
  2,000        Nipsco Industries, Inc.                                        81,625
  3,000        Southern Co.                                                   63,188
                                                                    ----------------
                                                                             317,813
                                                                    ----------------

             TOTAL COMMON STOCKS (COST $3,619,773)                  $      3,831,360
                                                                    ----------------

             FIXED INCOME-32.3%
300,000        U.S. Treasury Note 6.375% 7/15/99                    $        302,344
200,000        U.S. Treasury Note 6.250% 2/15/03                             199,938
200,000        U.S. Treasury Note 6.125% 9/30/00                             200,063
300,000        U.S. Treasury Note 6.375% 3/31/01                             301,969
250,000        U.S. Treasury Note 6.125% 8/31/98                             250,781
300,000        U.S. Treasury Note 5.875% 11/15/99                            299,156
250,000        U.S. Treasury Note 6.125% 12/31/01                            249,219
200,000        U.S. Treasury Note 6.625% 3/31/02                             203,062
250,000        Hilton Hotels 7.000% 7/15/04                                  246,946
                                                                    ----------------

             Total Fixed Income (Cost $2,249,327)                    $     2,253,478
                                                                    ----------------
  VALUE                                                             VALUE
             MONEY MARKET AND EQUIVALENTS-12.9%
145,053        One Group Prime Money Market Fund                     $       145,053
250,000        4 Winds Commercial Paper 9/3/97                               249,922
125,000        Korea Dev Bank Commercial Paper 9/12/97                       124,780
100,000        Merrill Lynch Commercial Paper 9/3/97                          99,969
                                                                    ----------------
273,000        Sumitomo Bank Cap Commercial Paper 9/9/97                     272,661
                                                                    ----------------

             TOTAL MONEY MARKET AND EQUIVALENTS
               (COST $892,385)                                      $        892,385
                                                                    ----------------

             TOTAL INVESTMENTS AT VALUE-100%
               (COST $6,761,485)                                    $      6,977,223
                                                                    ----------------


             LIABILITIES IN EXCESS OF OTHER ASSETS-0.0%                       (1,259)
                                                                    ----------------

             NET ASSETS - 100.0%                                    $      6,975,964
                                                                    ================

(a)  Non-income producing securities.